                                 EXHIBIT 10.6.3


U.S.  BANK CREDIT FACILITY

                                 PROMISSORY NOTE

-------------------- ---------------- --------------- ------------- -------- -------------- ----------------- ----------- ----------
     PRINCIPAL          LOAN DATE        MATURITY       LOAN NO.     CALL     COLLATERAL        ACCOUNT        OFFICER    INITIALS
   $5,500,000.00       02-15-2001       10-15-2001        2784                    70           1105510939       DJS64
-------------------- ---------------- --------------- ------------- -------- -------------- ----------------- ----------- ----------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN
OR ITEM
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:      HI-SHEAR TECHNOLOGY, CORP.                              LENDER:    U.S. BANK NATIONAL ASSOCIATION
               24225 GARNIER ST.                                                  4100 NEWPORT PLACE, SUITE 120
               TORRANCE, CA  90505                                                NEWPORT BEACH, CA  92660

====================================================================================================================================

PRINCIPAL AMOUNT: $5,500,000.00                  DATE OF NOTE: FEBRUARY 15, 2001

PROMISE TO PAY. Hi-Shear Technology, Corp. ("Borrower") promises to pay to U.S. Bank National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million Five Hundred Thousand & 00/100 Dollars ($5,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on October 15, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 1, 2001, and all subsequent interest payments are due on the same day of each month after that. The annual interest on this
Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate. This is the Prime Rate as published in the West Coast edition of The Wall Street Journal "Money Rates" column (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.

Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Borrower is in default under any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Borrower and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (h) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (i) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

LATE CHARGE. If a payment is 15 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its right or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Hi-Shear Technology, Corp.

By:  /s/ George W. Trahan                          By:  /s/ Thomas R. Mooney
     -------------------------------               -----------------------------
     Authorized Officer                            Authorized Officer
     GEORGE W. TRAHAN, PRESIDENT/CEO/CO-CHAIRMAN   THOMAS R. MOONEY, CO-CHAIRMAN

LENDER:

U.S. Bank National Association


By   /s/  Linda E. Claire
     ---------------------------
     Authorized Officer


                           CHANGES IN TERMS AGREEMENT

-------------------- ---------------- --------------- -------------- ------- -------------- ----------------- ----------- ----------
     PRINCIPAL          LOAN DATE        MATURITY       LOAN NO.      CALL    COLLATERAL        ACCOUNT        OFFICER    INITIALS
   $4,600,000.00                        10-15-2001     2784-83/125                70           1105510939       DJS64
-------------------- ---------------- --------------- -------------- ------- -------------- ----------------- ----------- ----------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN
OR ITEM
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:      HI-SHEAR TECHNOLOGY, CORP.                              LENDER:    U.S. BANK NATIONAL ASSOCIATION
               24225 GARNIER ST.                                                  4100 NEWPORT PLACE, SUITE 120
               TORRANCE, CA  90505                                                NEWPORT BEACH, CA  92660

====================================================================================================================================

PRINCIPAL AMOUNT: $4,600,000.00               DATE OF AGREEMENT: OCTOBER 1, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE EXECUTED BY BORROWER ON FEBRUARY 15, 2001, IN THE ORIGINAL AMOUNT OF $5,500,000, AS IT MAY HAVE BEEN AMENDED OR RENEWED FROM TIME TO TIME (THE NOTE).

DESCRIPTION OF CHANGE IN TERMS. FOR VALUABLE CONSIDERATION, THE BORROWER AND LENDER HEREBY AGREE THAT THE TERMS OF THE NOTE ARE CHANGED AS FOLLOWS:

1. EFFECTIVE JULY 30, 2001, THE PRINCIPAL AMOUNT OF THE NOTE HAS BEEN DECREASED BY $700,000.00, FROM $5,500,000.00 TO $4,800,000.00.

2. EFFECTIVE OCTOBER 1, 2001, THE PRINCIPAL AMOUNT OF THE NOTE WILL BE DECREASED BY $200,000.00, FROM $4,800,000.00 TO $4,600,000.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:
HI-SHEAR TECHNOLOGY CORP.
By:  /s/ George W. Trahan
     -------------------------------
     Authorized Officer
     George W. Trahan, President/CEO/Co-Chairman

By:  /s/ Gregory J. Smith
     -------------------------------
     Authorized Officer
     Gregory J. Smith, CFO & Vice President of Information Systems

LENDER:
U.S. Bank National Association
By   /s/ Linda E. Claire
     ---------------------------
     Authorized Officer